SEMI
ANNUAL
REPORT

[GRAPHIC OMITTED]

FEBRUARY 28, 2002

TEMPLETON EMERGING
MARKETS FUND, INC.

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

[PHOTO OF MARK MOBIUS OMITTED]
MARK MOBIUS
PRESIDENT
TEMPLETON EMERGING
MARKETS FUND, INC.

Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON EMERGING MARKETS FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EMERGING COUNTRY EQUITY SECURITIES.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Templeton Emerging Markets Fund covers the period ended February 28, 2002. The global macroeconomic environment throughout the six months under review was extremely challenging. During the first half of the period, this was reflected in severe market volatility worldwide and falling equity valuations in many markets. However, the latter half saw many stock markets rebound as investors reevaluated their portfolios and began accumulating shares trading at attractive valuations.

Several characteristics marked the period, including stalled U.S. economic growth, continued economic anemia in Japan, Argentina's political and economic upheaval, China's entry into the World Trade Organization (WTO), weak demand for technology-related products worldwide (especially in the telecommunications and PC industries), and the September terrorist attacks in the U.S. and military action in Afghanistan. These factors contributed to a high degree of investor uncertainty for developed and emerging markets.



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 11.
CONTENTS
Shareholder Letter .........  1

Performance Summary ........  8

Important Notice
to Shareholders ............  9

Financial Highlights &
Statement of Investments ... 10

Financial Statements ....... 18

Notes to
Financial Statements ....... 21


[GRAPHIC OF PYRAMID OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

"MOST ASIAN ECONOMIES BENEFITED FROM LOWER U.S. INTEREST RATES AND IMPROVING
REGIONAL COOPERATION INITIATIVES. ..."


However, market expectations for a U.S. recovery in 2002 and repeated interest rates cuts by the U.S. Federal Reserve Board led to some recuperation in many markets during the final quarter of 2001, continuing into early 2002.

Most Asian economies benefited from lower U.S. interest rates and improving regional cooperation initiatives, and we believe a gradual recovery, along with active reforms and restructuring, could increase domestic demand as well. For the six months ended February 28, 2002, the Morgan Stanley Capital International
(MSCI) South Korea Index increased 55.41%, as the country recorded higher growth than its Asian neighbors, and technology-related stocks experienced substantial price increases as investors returned to the sector after the 2000 technology crash. 1 Taiwan's stock market benefited from the island's acceptance into the WTO, investors seeking to take advantage of relatively cheap technology stocks, and Taiwan's stabilizing political situation as President Chen Shui-bian's Democratic Progressive Party replaced the Kuomintang as the largest party in the legislature. In China, the nation's accession into the WTO, its successful bid to host the 2008 Olympic Games and the mainland market's opening up led foreign direct investment into the country to increase 14.9% in 2001 compared with 2000. 2 In addition, China's rapid economic growth further attracted investors.

During the six months under review, Argentina's economic uncertainty affected most Latin American equity markets. We believe de la Rua's resignation and the installation of a new government should allow the country to work toward solving its



1. Source: Standard & Poor's Micropal. The MSCI South Korea Index measures the total return (dividends are reinvested) of equity securities in South Korea. Securities included in the index are market capitalization-weighted. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
2. Source: Ministry of Foreign Trade and Economic Cooperation.

problems rather than prolonging them. Longer term, we expect the new government to focus on reviving the economy as a whole. In Brazil, presidential elections scheduled for this year may divert attention from the implementation of needed reforms; however, we believe Brazil will continue working on achieving long-term economic recovery and attracting foreign investment. Elsewhere in the region, Mexico's sovereign debt was upgraded to investment-grade status, clearly underlining the country's financial and economic stability.

As a region, Eastern Europe was the strongest performer, and the MSCI Emerging Markets Eastern Europe Index gained 21.17% for the six-month period ended February 28, 2002. 3 Eastern Europe managed to remain relatively unscathed by the slowing U.S. economy, which gripped Asia and Latin America. In addition, aspirations of convergence to European Monetary Union (EMU) standards pushed most markets to strive for positive change. In our opinion, Poland is one of the region's most interesting countries because its solid economic fundamentals, high foreign reserves and reforms resulting from its anticipated accession into the EMU combine to make it an attractive place to invest. In Poland's recent elections, the Democratic Left Alliance emerged victorious and formed a coalition government with the Polish Peasant Party and the Labor Union to establish a majority position. In our opinion, such an agreement could lead to more stability and greater power to implement policy changes. In Turkey, we believe increasing cooperation with the U.S. in the war against terrorism could be working in its favor. Additionally, the International Monetary Fund approved US$16 billion stand-by credit for the nation. We believe that



3. Source: Standard & Poor's Micropal. The MSCI Emerging Markets Eastern Europe Index measures the total return (dividends are reinvested) of equity securities in the emerging markets of Eastern Europe. Securities included in the index are market capitalization-weighted. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
2/28/02

[PIE CHART OMITTED]

ASIA                                         54.2%
LATIN AMERICA                                14.1%
MID-EAST/AFRICA                              13.6%
EUROPE                                       12.4%
SHORT-TERM INVESTMENTS & OTHER NET ASSETS     5.7%




Turkey's growing importance to the western world should provide it with much-needed support to pull itself out of an economic crisis.

Finally, on the African continent, expansionary fiscal policies in the form of lower taxes and increased government investment could help South Africa's gross domestic product growth remain higher than the global average. In addition, a strengthening economy should further support the country's recovery. In our opinion, South Africa's market is highly regarded because of its sound judicial and regulatory structures, as well as the adherence of the listed companies to accepted codes of corporate governance.

Within this environment, the MSCI Emerging Markets Free Index returned 12.45% in U.S. dollar terms for the six months ended February 28, 2002. 4 During the same time, Templeton Emerging Markets Fund posted a +4.52% cumulative total return in market-price terms and +15.28% in net asset value terms, as shown in the Performance Summary on page 8. We attribute the Fund's performance largely to our fundamental investment approach, focusing on companies and not on top-down analysis of economies or sectors.

We increased our Asian exposure during the reporting period, as we believe Asian economies stand to benefit from growing demand for exports. During the period, we made substantial purchases in Taiwan. The technology crash and reduced export demand for electronics, especially from the U.S., led many share prices to fall substantially, and the Fund increased its exposure to what we consider strong companies with



4. Source: Standard & Poor's Micropal. The unmanaged MSCI Emerging Markets Free Index measures the total return (dividends are reinvested) of equity securities in emerging markets globally. Only securities available to foreign (non-local) investors are included. Securities included in the index are market capitalization-weighted. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

superior technology at attractive prices. We increased our holdings in China Red Chip companies, as we believe many of them are well-positioned to benefit from China's accession into the WTO and the subsequent implementation of reforms. We also added a number of what we believed were attractively priced South Korean stocks, which in our opinion combine solid technological and production expertise with improving financial management skills and attractive valuations.

In Latin America, the Fund's exposure to Mexico was decreased as a general economic slowdown impacted corporate earnings. During the six-month period, we found several Mexican stocks trading at what we believed were attractive valuations. We increased our Brazilian exposure, as we believe that Brazil's improving trade and fiscal accounts combined with moderate impact from Argentina's situation could allow the country to benefit from greater capital inflows. During the reporting period, the Fund's exposure to South Africa fell slightly due to the country's weakening currency. Over the long-term, however, we believe the Fund should benefit from its South African holdings, and as a result we made some additional purchases during the period. The uncertainty over the Middle East peace process and the technology sector correction provided us with an attractive entry point into Israel, in our opinion, and we took the opportunity to purchase shares of companies trading at what were in our view appealing valuations. Furthermore, we expect the Fund to benefit over the long term from its investments in Turkey.

Due to the portfolio activity mentioned above and changes in value of individual stocks during the reporting period, Mexico's Cemex and Telmex and Hong Kong's Cheung Kong Holdings fell out of the Fund's top 10 list. Poland's PKN, Turkey's Akbank



TOP 10 COUNTRIES
Based on Equity Investments
2/28/02

                  % OF TOTAL
                  NET ASSETS
-----------------------------

South Africa           12.9%

Taiwan                 10.4%

South Korea             7.3%

Mexico                  6.8%

Hong Kong               6.7%

Brazil                  6.0%

Thailand                5.6%

Turkey                  5.5%

China                   5.1%

Singapore               4.1%
and Brazil's Centrais Eletricas Brasileiras replaced them as of February 28,
2002.

Looking forward, we are optimistic about the long-term prospects for emerging markets in general and for Templeton Emerging Markets Fund. Repeated interest rate cuts by the U.S. Federal Reserve Board helped many markets. Many observers expect the U.S. economy to recover in the second half of 2002, and we are already seeing signs of a pick-up in a number of markets where we have investments. Recent reports indicate a gradual recovery of semiconductor prices and improving profit margins in cyclical industries, which we expect to continue. We believe that the discipline imposed by our bottom-up, value orientation has guided us well, and we expect this strategy to bring long-term benefits to our shareholders.

It is important to note that investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging markets securities involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has increased 491% in the last 15 calendar years, but has suffered 12 quarterly declines of more than 15% each during that time. 5 While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets.



5. Source: Hong Kong's Hang Seng Index. Based on quarterly percentage price change over 15 years ended 12/31/01. Market return is measured in U.S. dollars and does not include reinvested dividends. The unmanaged Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the index are divided into four sub-indexes: Finance, Utilities, Properties and Commerce & Industry.



TOP 10 EQUITY HOLDINGS
2/28/02

COMPANY
SECTOR/INDUSTRY,                 % OF TOTAL
COUNTRY                          NET ASSETS
---------------------------------------------

South African Breweries PLC            3.3%
BEVERAGES, SOUTH AFRICA

Kimberly Clark
de Mexico SA de CV, A                  2.7%
PAPER & FOREST PRODUCTS,
MEXICO

Samsung Electronics Co. Ltd.           2.4%
SEMICONDUCTOR EQUIPMENT &
PRODUCTS, SOUTH KOREA

PT Telekomunikasi Indonesia
(Persero) TBK, B                       2.1%
DIVERSIFIED TELECOMMUNICATION
SERVICES, INDONESIA

Banco Bradesco SA, pfd.                1.9%
BANKS, BRAZIL

Centrais Eletricas Brasileiras SA
(Eletrobras), common & pfd.            1.7%
ELECTRIC UTILITIES, BRAZIL

Polski Koncern Naftowy
Orlen SA                               1.6%
OIL & GAS, POLAND

Remgro Ltd.                            1.6%
INDUSTRIAL CONGLOMERATES,
SOUTH AFRICA

Akbank                                 1.6%
BANKS, TURKEY

Fraser & Neave Ltd.                    1.5%
BEVERAGES, SINGAPORE

Thank you for your continued participation in Templeton Emerging Markets Fund. We welcome your comments and suggestions.

Sincerely,

/S/ MARK MOBIUS
Mark Mobius
President
Templeton Emerging Markets Fund, Inc.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE SALE OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

                               CHANGE         2/28/02   8/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.27           $9.13    $8.86
Market Price (NYSE)            +$1.14           $9.49    $8.35
DISTRIBUTIONS (9/1/01-2/28/02)
Dividend Income               $0.1073


PERFORMANCE

                           6-MONTH   1-YEAR   5-YEAR    10-YEAR
------------------------------------------------------------------
Cumulative Total Return 1
  Based on change in
  net asset value          +4.52%    -4.14%   -16.90%    +82.28%

  Based on change in
  market price            +15.28%   +10.51%   -16.20%    +68.37%

Average Annual Total Return 1
  Based on change in
  net asset value          +4.52%    -4.14%    -3.64%     +6.19%

  Based on change in
  market price            +15.28%   +10.51%    -3.47%     +5.35%



1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.
8

IMPORTANT NOTICE TO SHAREHOLDERS


--------------------------------------------------------------------------------
NAMES RULE. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with the Names Rule, in July 2001, the Fund's Board of Directors adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Fund's net assets in "emerging country equity securities," effective July 31, 2002. In accordance with the Names Rule, the Fund has also adopted a non-fundamental policy to provide shareholders with 60 days' advance notice of any change to the foregoing 80% investment policy. The Fund's current non-fundamental investment policy is to invest at least 75% of its total assets in "emerging country equity securities."

SHARE REPURCHASE PROGRAM. On November 28, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.

ANNUAL MEETING. On February 8, 2002, Templeton Emerging Markets Fund, Inc., announced that its 2002 Annual Meeting of Shareholders is currently scheduled to be held on August 26, 2002.
--------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Highlights

                                            SIX MONTHS ENDED               YEAR ENDED AUGUST 31,
                                            FEBRUARY 28, 2002 ------------------------------------------------
                                                (UNAUDITED)   2001      2000       1999      1998      1997
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period ............   $8.86    $11.44    $11.60     $10.85    $20.67    $17.26
                                                  ------------------------------------------------------------
Income from investment operations:
 Net investment income ..........................     .04       .12       .13        .13       .26       .27
 Net realized and unrealized gains (losses) .....     .34     (2.60)     (.16)      5.17     (7.64)     4.27
                                                  ------------------------------------------------------------
Total from investment operations ................     .38     (2.48)     (.03)      5.30     (7.38)     4.54
Less distributions from:
 Net investment income ..........................    (.11)     (.10)     (.10)      (.29)     (.26)     (.21)
 Net realized gains .............................      --        --      (.03)     (4.26)    (2.18)     (.92)
                                                  ------------------------------------------------------------
                                                     (.11)     (.10)     (.13)     (4.55)    (2.44)    (1.13)
                                                  ------------------------------------------------------------
Net asset value, end of period ..................   $9.13     $8.86    $11.44     $11.60    $10.85    $20.67
                                                  ------------------------------------------------------------
Market value, end of period a ................... $9.4900   $8.3500   $9.3125   $12.2500   $9.1875  $23.1250
                                                  ------------------------------------------------------------
Total return (based on market value per share)* .  15.28%   (9.17)%  (23.10)%     99.91%  (54.35)%    33.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............$161,275  $156,378  $201,965   $204,804  $182,352  $342,002
Ratios to average net assets:
 Expenses .......................................   1.61%**   1.67%     1.68%      1.63%     1.70%     1.67%
 Net investment income ..........................    .95%**   1.28%     1.09%      1.18%     1.58%     1.38%
Portfolio turnover rate .........................  34.52%    63.64%    81.66%     45.00%    40.51%    12.60%


*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.
a Based on the last sale on the New York Stock Exchange.

                       See notes to financial statements.
10

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED)




                                                                    INDUSTRY                 SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 89.2%
     ARGENTINA 1.0%
    *BBVA Banco Frances SA, ADR ......................               Banks                      9,600  $    26,496
    *Capex SA, GDR, 144A .............................        Electric Utilities               12,757       42,016
    *Molinos Rio de la Plata SA, B ...................           Food Products                170,259      335,832
     Perez Companc SA, B, ADR ........................             Oil & Gas                   32,200      312,340
     Quilmes Industrial SA, ADR ......................             Beverages                   78,635      872,849
                                                                                                       -----------
                                                                                                         1,589,533
                                                                                                       -----------
     AUSTRIA 3.0%
     BBAG Oesterreichische Brau-Beteiligungs AG ......             Beverages                    7,907      361,812
     Erste Bank der Oester Sparkassen AG .............               Banks                     30,170    1,644,635
     Mayr-Melnhof Karton AG ..........................      Containers & Packaging              9,400      543,964
     OMV AG ..........................................             Oil & Gas                   26,708    2,250,175
                                                                                                       -----------
                                                                                                         4,800,586
                                                                                                       -----------
     BRAZIL 1.7%
     Centrais Eletricas Brasileiras SA (Eletrobras) ..        Electric Utilities           94,818,000    1,688,154
     Embraer-Empresa Brasileira de Aeronautica SA ....        Aerospace & Defense              25,800      135,945
     Embraer-Empresa Brasileira de Aeronautica SA, ADR        Aerospace & Defense              19,778      434,127
     Unibanco Uniao de Bancos Brasileiros SA, GDR ....               Banks                     21,100      510,620
                                                                                                       -----------
                                                                                                         2,768,846
                                                                                                       -----------
    *CHILE
     Quinenco SA, ADR ................................     Industrial Conglomerates             5,200       30,420
                                                                                                       -----------
     CHINA 5.1%
     China Eastern Airline Corp. Ltd., H .............             Airlines                 4,846,000      695,902
     China Everbright Ltd. ...........................      Diversified Financials            728,000      471,379
    *China Mobile (Hong Kong) Ltd. ...................Wireless Telecommunication Services     326,000      940,475
     China Petroleum & Chemical Corp., H .............             Oil & Gas               11,200,000    1,737,603
     China Resources Enterprise Ltd. .................           Distributors               1,366,000    1,269,802
     China Shipping Development Co. Ltd., H ..........              Marine                    942,000      202,912
    *China Southern Airlines Co. Ltd., H .............             Airlines                   210,000       72,026
    *China Unicom Ltd. ...............................Wireless Telecommunication Services   1,852,000    1,780,940
     Guangshen Railway Co. Ltd., H ...................            Road & Rail                 424,000       77,197
     PetroChina Co. Ltd., H ..........................             Oil & Gas                1,688,000      313,825
     Qingling Motors Co. Ltd., H .....................            Automobiles               1,188,000      214,774
     Sinopec Shanghai Petrochemical Co. Ltd. .........             Chemicals                2,216,000      323,908
     Sinopec Zhenhai Refining & Chemical Co. Ltd., H..             Oil & Gas                  148,000       30,552
     TCL International Holdings Inc. .................        Household Durables              158,000       29,172
                                                                                                       -----------
                                                                                                         8,160,467
                                                                                                       -----------
     COLOMBIA .1%
     Compania Nacional de Chocolates SA ..............           Food Products                 58,337      151,794
                                                                                                       -----------
     CROATIA .5%
     Pliva D D, GDR, Reg S ...........................          Pharmaceuticals                63,600      788,640
                                                                                                       -----------

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)




                                                                   INDUSTRY                 SHARES         VALUE
------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     CZECH REPUBLIC .8%
     CEZ AS ............................................      Electric Utilities              468,150  $   942,949
     Philip Morris CR AS ...............................            Tobacco                     1,695      371,559
                                                                                                       -----------
                                                                                                         1,314,508
                                                                                                       -----------
     EGYPT .6%
    *Al Ahram Beverages Co., GDR .......................           Beverages                   42,747      264,604
     Commercial International Bank Ltd. ................             Banks                    115,385      724,814
                                                                                                       -----------
                                                                                                           989,418
                                                                                                       -----------
    *ESTONIA .5%
     Hansabank Ltd. ....................................             Banks                     62,850      736,649
                                                                                                       -----------
     GREECE .6%
     Coca-Cola Hellenic Bottling Company SA ............           Beverages                   34,000      457,031
     Hellenic Telecommunications Organization SA .... Diversified Telecommunication Services   30,100      443,662
                                                                                                       -----------
                                                                                                           900,693
                                                                                                       -----------
     HONG KONG 6.7%
     Beijing Enterprises Holdings Ltd. .................   Industrial Conglomerates           570,000      646,793
     Cheung Kong Holdings Ltd. .........................          Real Estate                 195,000    1,625,156
     Cheung Kong Infrastructure Holdings Ltd. ..........    Construction Materials             98,000      154,553
     China Merchants Holdings International Co. Ltd. ...   Industrial Conglomerates         1,867,000    1,388,416
     China Travel International Investment Hong Kong Ltd.  Hotels Restaurants & Leisure       528,000      114,411
     Citic Pacific Ltd. ................................   Industrial Conglomerates         1,048,000    2,035,734
     Cosco Pacific Ltd. ................................ Transportation Infrastructure      2,406,000    1,395,923
    *Dairy Farm International Holdings Ltd. ............     Food & Drug Retailing             81,600       56,712
     Giordano International Ltd. .......................       Specialty Retail               640,000      326,185
     Hang Lung Development Co. Ltd. ....................          Real Estate                 421,000      361,663
     Henderson Investment Ltd. .........................          Real Estate                 280,000      227,971
     Hutchison Whampoa Ltd. ............................   Industrial Conglomerates            66,000      537,359
     Jiangsu Expressway Co. Ltd. ....................... Transportation Infrastructure        586,000      139,000
     Legend Holdings Ltd. ..............................    Computers & Peripherals         1,098,000      464,583
     MTR Corp. Ltd. ....................................          Road & Rail                 274,500      373,074
     Shanghai Industrial Holdings Ltd. .................   Industrial Conglomerates           417,000      823,387
     Sun Hung Kai Properties Ltd. ......................          Real Estate                  18,000      128,666
     Television Broadcasts Ltd. ........................             Media                      9,000       40,389
                                                                                                       -----------
                                                                                                        10,839,975
                                                                                                       -----------
     HUNGARY 2.2%
     Egis RT ...........................................        Pharmaceuticals                 4,121      188,001
     Gedeon Richter Ltd. ...............................        Pharmaceuticals                18,660    1,136,895
     Matav RT ........................................Diversified Telecommunication Services  231,639      757,265
     Mol Magyar Olaj-Es Gazipari RT ....................           Oil & Gas                   82,130    1,545,010
                                                                                                       -----------
                                                                                                         3,627,171
                                                                                                       -----------

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)



                                                                   INDUSTRY               SHARES        VALUE
-------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     INDIA 3.5%
     Bajaj Auto Ltd. ...................................          Automobiles                   3,127   $   29,367
     Grasim Industries Ltd. ............................   Industrial Conglomerates           151,885      901,554
     Gujarat Ambuja Cements Ltd. .......................    Construction Materials             35,670      174,580
     Hindalco Industries Inc. ..........................        Metals & Mining                 7,449      118,300
     Hindustan Petroleum Corporation Ltd. ..............           Oil & Gas                   18,091      106,252
     Hughes Software Systems Ltd. ......................   IT Consulting & Services            23,140      155,208
     ITC Ltd. ..........................................            Tobacco                    68,000    1,041,839
     Mahanagar Telephone Nigam Ltd. ..................Diversified Telecommunication Services  135,000      409,876
     Satyam Computers Services Ltd. ....................   IT Consulting & Services           168,232      923,671
    *Tata Engineering & Locomotive Co. .................          Automobiles                 136,963      399,815
     Tata Power Co. Ltd. ...............................      Electric Utilities               66,755      163,428
     Videsh Sanchar Nigam Ltd. .......................Diversified Telecommunication Services   53,224      185,623
     Zee Telefilms Ltd. ................................             Media                    344,250    1,018,339
                                                                                                       -----------
                                                                                                         5,627,852
                                                                                                       -----------
     INDONESIA 3.9%
    *PT Gudang Garam TBK ...............................            Tobacco                   418,500      451,485
     PT Hanjaya Mandala Sampoerna TBK ..................            Tobacco                   467,500      207,266
    *PT Indocement Tunggal Prakarsa TBK ................    Construction Materials            240,806       20,166
     PT Indofoods Sukses Makmur TBK ....................         Food Products             10,582,750      781,977
     PT Indosat (Persero) TBK .......................Diversified Telecommunication Services 1,440,500    1,419,212
     PT Semen Gresik (Persero) TBK .....................    Construction Materials             99,111       67,864
     PT Telekomunikasi Indonesia (Persero) TBK, B ...Diversified Telecommunication Services 9,315,460    3,326,950
     PT Timah TBK ......................................        Metals & Mining               400,000       29,557
                                                                                                       -----------
                                                                                                         6,304,477
                                                                                                       -----------
    *ISRAEL .1%
     Ectel Ltd. .....................................Diversified Telecommunication Services     5,500       78,375
     Lumenis Ltd. .....................................Health Care Equipment & Supplies        15,000      109,500
                                                                                                       -----------
                                                                                                           187,875
                                                                                                       -----------
     MALAYSIA .8%
     Genting Bhd. ......................................  Hotels Restaurants & Leisure        388,693    1,268,367
     SIME Darby Bhd. ...................................   Industrial Conglomerates             7,000        9,174
                                                                                                       -----------
                                                                                                         1,277,541
                                                                                                       -----------
     MEXICO 6.8%
     Cemex SA ..........................................    Construction Materials            403,261    1,952,837
     DESC SA de CV DESC, B .............................   Industrial Conglomerates           278,100      130,928
     Fomento Economico Mexicano SA de CV Femsa .........           Beverages                   42,840    1,705,032
    *Grupo Carso SA de CV ..............................   Industrial Conglomerates           325,000    1,160,015
    *Grupo Financiero Banorte SA de CV, O ..............             Banks                     62,000      145,268
     Kimberly Clark de Mexico SA de CV, A ..............    Paper & Forest Products         1,393,600    4,333,305
    *Organizacion Soriana SA de CV, B ..................       Multiline Retail                44,800      122,135
     Telefonos de Mexico SA de CV (Telmex), L, ADR ...Diversified Telecommunication Services   31,632    1,211,189
    *Tubos de Acero de Mexico SA, ADR ..................  Energy Equipment & Services          31,670      274,724
                                                                                                       -----------
                                                                                                        11,035,433
                                                                                                       -----------

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)




                                                                   INDUSTRY               SHARES        VALUE
-------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     PERU .2%
     Credicorp Ltd. ....................................             Banks                     25,800   $  251,550
                                                                                                       -----------
     PHILIPPINES 1.3%
     San Miguel Corp., B ...............................           Beverages                1,769,090    2,174,686
                                                                                                       -----------
     POLAND 2.0%
     Bank Rozwoju Eksportu SA ..........................             Banks                      8,897      289,359
     Polski Koncern Naftowy Orlen SA ...................           Oil & Gas                  551,850    2,571,449
    *Telekomunikacja Polska SA .......................Diversified Telecommunication Services  101,428      358,666
                                                                                                       -----------
                                                                                                         3,219,474
                                                                                                       -----------
     RUSSIA 2.7%
     GUM Trade House ...................................       Multiline Retail                27,000       44,280
     Lukoil Holdings, ADR ..............................           Oil & Gas                   34,549    1,672,172
     Mosenergo, ADR ....................................      Electric Utilities              100,660      392,574
     Rostelecom, ADR .................................Diversified Telecommunication Services   76,925      523,090
     Unified Energy Systems ............................      Electric Utilities           11,144,600    1,671,690
                                                                                                       -----------
                                                                                                         4,303,806
                                                                                                       -----------
     SINGAPORE 4.1%
     Cycle & Carriage Ltd. .............................         Distributors                  84,870      208,486
     Datacraft Asia Ltd. ...............................   Communications Equipment            66,000      150,480
     DBS Group Holdings Ltd. ...........................             Banks                     30,000      221,088
     Fraser & Neave Ltd. ...............................           Beverages                  560,700    2,356,847
     Keppel Corp. Ltd. .................................    Diversified Financials            745,000    1,675,574
     Sembcorp Marine Ltd. ..............................           Machinery                   20,000        9,880
     Singapore Airlines Ltd. ...........................           Airlines                   113,000      838,933
     Singapore Press Holdings Ltd. .....................             Media                     36,000      430,385
     Singapore Telecommunications Ltd. ...............Diversified Telecommunication Services  798,000      705,713
                                                                                                       -----------
                                                                                                         6,597,386
                                                                                                       -----------
     SLOVAK REPUBLIC .1%
     Slovnaft AS .......................................           Oil & Gas                    6,600      101,491
                                                                                                       -----------
     SOUTH AFRICA 12.9%
     ABSA Group Ltd. ...................................             Banks                     47,000      112,270
     Alexander Forbes Ltd. .............................    Diversified Financials             54,500       67,477
     Anglo American PLC ................................        Metals & Mining                 8,880      154,465
     Barloworld Ltd. ...................................   Industrial Conglomerates           366,044    2,037,003
     Firstrand Ltd. ....................................             Banks                  1,109,011      753,534
     Gold Fields Ltd. ..................................        Metals & Mining                87,400      755,561
     Impala Platinum Holdings Ltd. .....................        Metals & Mining                 6,600      343,030
     Imperial Holdings Ltd. ............................       Specialty Retail               120,633      506,651
     Johnnic Holdings Ltd. ...........................Wireless Telecommunication Services      17,964       67,589
     Liberty Group Ltd. ................................           Insurance                  204,559    1,034,541
     Nampak Ltd. .......................................    Containers & Packaging            124,000      119,348
     Nedcor Ltd. .......................................             Banks                      1,000      107,623
     Old Mutual PLC ....................................           Insurance                1,023,310    1,360,534
     Remgro Ltd. .......................................   Industrial Conglomerates           457,000    2,559,160


TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)




                                                                   INDUSTRY                  SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     SOUTH AFRICA (CONT.)
     Reunert Ltd. ....................................Electronic Equipment & Instruments      211,000  $   339,705
     Sanlam Ltd. .......................................           Insurance                1,215,500      856,154
     Sasol Ltd. ........................................           Oil & Gas                  229,500    2,241,032
     South African Breweries PLC .......................           Beverages                  783,148    5,262,672
     Tiger Brands Ltd. .................................         Food Products                256,333    1,309,841
     Tongaat-Hulett Group Ltd. .........................         Food Products                128,681      692,454
    *Venfin Ltd. .....................................Wireless Telecommunication Services      94,000      151,749
                                                                                                       -----------
                                                                                                        20,832,393
                                                                                                       -----------
     SOUTH KOREA 7.3%
     Cheil Jedang Corp. ................................         Food Products                 26,220    1,176,424
    *Daelim Industrial Co. .............................  Construction & Engineering           56,180      678,964
    *Hankook Tire Co. Ltd. .............................        Auto Components               103,080      244,872
     Honam Petrochemical Corp. .........................           Chemicals                    3,020       49,957
    *Hyundai Development Co. ...........................  Construction & Engineering           29,000      230,002
     Hyundai Motor Co. Ltd. ............................          Automobiles                  18,330      503,975
    *Jahwa Electronics Co. Ltd. ......................Electronic Equipment & Instruments       13,870      130,958
     Kangwon Land Inc. ................................. Hotels Restaurants & Leisure           6,819      932,275
     Kookmin Bank ......................................             Banks                        360       15,744
     Kookmin Credit Card Co. Ltd. ......................    Diversified Financials             11,157      455,078
     Korea Electric Power Corp. ........................      Electric Utilities               44,822      743,140
    *KT Freetel ......................................Wireless Telecommunication Services      14,040      444,351
     LG Household & Health Care Ltd. ...................      Household Products                9,090      267,777
     Samsung Electro-Mechanics Co. ...................Electronic Equipment & Instruments        9,350      415,273
     Samsung Electronics Co. Ltd. ....................Semiconductor Equipment & Products       14,939    3,870,441
    *Samsung Fine Chemicals ............................           Chemicals                   23,030      342,693
     Samsung SDI Co. Ltd. ............................Electronic Equipment & Instruments        5,376      278,972
     Samsung Securities Co. Ltd. .......................    Diversified Financials              9,180      356,411
     SK Telecom Co. Ltd. .............................Wireless Telecommunication Services       3,396      666,939
                                                                                                       -----------
                                                                                                        11,804,246
                                                                                                       -----------
     TAIWAN 10.4%
     Acer Communications & Multimedia Inc. .............    Computers & Peripherals           378,000      742,971
     Advantech Co. Ltd. ................................    Computers & Peripherals           183,000      474,377
     Asustek Computer Inc. .............................    Computers & Peripherals           189,000      915,254
    *Bank Sinopac ......................................             Banks                    935,000      368,886
     China Motor Co. Ltd. ..............................          Automobiles                 399,000      279,601
     Chinatrust Commercial Bank ........................             Banks                    767,000      530,924
     Chunghwa Telcom Co. Ltd. ........................Diversified Telecommunication Services  274,000      388,697
     CMC Magnetics Corp. ...............................    Computers & Peripherals         1,079,000      774,556
     Compal Electronics Inc. ...........................    Computers & Peripherals           299,000      391,796
    *Compeq Manufacturing Co. Ltd. .....................    Computers & Peripherals           698,000      878,838
     D-Link Corp. ......................................   Communications Equipment           327,000      582,182
    *DBTEL Incorporated ..............................Electronic Equipment & Instruments      139,000       88,298
     Elan Microelectronics Corp. .......................           Software                   249,000      272,372
     Formosa Plastic Corp. .............................           Chemicals                  656,000      824,088
    *Fubon Group Co. Ltd. ..............................    Diversified Financials            370,725      359,056


TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)




                                                                   INDUSTRY                 SHARES        VALUE
-------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     TAIWAN (CONT.)
     Giant Manufacturing Co. ........................... Leisure Equipment & Products         425,000   $  366,828
     International Commercial Bank of China ............             Banks                  1,275,000      711,864
    *Pacific Electric Wire & Cable Co. Ltd. ............     Electrical Equipment           1,726,000      378,584
     Phoenixtec Power Co. Ltd. .........................     Electrical Equipment             520,000      423,643
    *Pou Chen Corp. ....................................      Textiles & Apparel              374,000      271,671
    *Procomp Informatics Co. Ltd. ......................           Machinery                  623,000      940,578
     Ritek Corp. .......................................    Computers & Peripherals         1,117,000    1,126,387
    *Siliconware Precision Industries Co. Ltd. .......Semiconductor Equipment & Products    1,033,000      791,560
     Sunplus Technology Company Ltd. .................Semiconductor Equipment & Products       52,000      179,234
    *Taiwan Cellular Corp. .............................   Communications Equipment           232,000      277,567
    *Taiwan Cement Corp. ...............................    Construction Materials          1,209,000      275,516
     Taiwan Glass Industrial Corp. .....................       Building Products              377,000      222,302
     UNI-President Enterprises Corp. ...................         Food Products              1,295,000      450,050
    *Walsin Lihwa Corp. ................................     Electrical Equipment           1,182,000      279,465
     Walsin Technology ...............................Electronic Equipment & Instruments      243,000      220,815
    *Wintek Corp. ....................................Electronic Equipment & Instruments      632,000      536,493
    *Yageo Corp. .....................................Electronic Equipment & Instruments    1,005,000      781,555
    *Yuanta Core Pacific Securities Co. ................    Diversified Financials            990,000      690,927
                                                                                                       -----------
                                                                                                        16,796,935
                                                                                                       -----------
     THAILAND 4.8%
    *Bangkok Bank Public Co. Ltd., fgn. ................             Banks                    614,200      948,707
     Electricity Generating Public Co. Ltd., fgn. ......      Electric Utilities               92,100       86,410
     Hana Microelectronics Co. Ltd., fgn. ............Electronic Equipment & Instruments       92,100      173,873
     PTT Exploration & Production Public Co. Ltd., fgn.            Oil & Gas                  332,700      883,140
    *PTT Public Co. Ltd., fgn. .........................           Oil & Gas                  206,000      164,988
    *Shin Corporation Public Co. Ltd., fgn. ..........Wireless Telecommunication Services   3,184,000    1,318,773
    *Siam Cement Public Co. Ltd. .......................       Building Products               41,115      707,517
     Siam Cement Public Co. Ltd., fgn. .................    Construction Materials             90,865    1,838,093
    *Thai Farmers Bank Public Co. Ltd., fgn. ...........             Banks                  2,482,100    1,632,961
                                                                                                       -----------
                                                                                                         7,754,462
                                                                                                       -----------
     TURKEY 5.5%
     Akbank ............................................             Banks                987,998,755    2,549,679
     Arcelik AS, Br. ...................................      Household Durables          113,993,500      919,303
    *Dogan Sirketler Grubu Holding AS ..................    Diversified Financials         51,880,000       72,520
    *Haci Omer Sabanci Holding AS ......................    Diversified Financials        167,315,996      683,657
     KOC Holding AS ....................................    Diversified Financials         55,931,332    1,162,730
     Migros Turk T.A.S. ................................     Food & Drug Retailing          1,300,000       83,871
    *Tofas Turk Otomobil Fabrikasi AS ..................          Automobiles              22,062,000       72,749
     Tupras-Turkiye Petrol Rafineleri AS ...............           Oil & Gas              332,281,470    2,096,113
    *Vestel Electronik Sanayi ve Ticaret AS ............      Household Durables          104,320,000      239,300
    *Yapi ve Kredi Bankasi AS ..........................             Banks                402,000,000      965,376
                                                                                                       -----------
                                                                                                         8,845,298
                                                                                                       -----------
     TOTAL COMMON STOCKS (COST $143,086,104) ...........                                               143,813,605
                                                                                                       -----------

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)




                                                                    INDUSTRY              SHARES        VALUE
-------------------------------------------------------------------------------------------------------------------
     PREFERRED STOCKS 5.1%
     Aracruz Celulose SA, ADR, pfd. ....................    Paper & Forest Products             8,180  $   170,144
     Banco Bradesco SA, pfd. ...........................             Banks                516,470,001    3,021,317
     Centrais Eletricas Brasileiras SA (Eletrobras), B, pfd.   Electric Utilities          69,906,770    1,070,086
     Cia de Bebidas Das Americas (Ambev), ADR, pfd. ....           Beverages                4,590,000      932,009
     Cia Vale do Rio Doce, A, pfd. .....................        Metals & Mining                16,950      431,115
     Companhia Paranaense de Energia-Copel, B, pfd.           Electric Utilities           83,961,000      640,652
     Duratex SA, pfd. ..................................       Building Products            7,606,910      159,555
     Embotelladora Andina SA, A, pfd. ..................           Beverages                   15,100      121,555
     Petroleo Brasileiro SA, pfd. ......................           Oil & Gas                   14,000      332,938
    *Siam Commercial Bank, 5.25%, fgn., cvt. pfd. ......             Banks                  2,283,300    1,397,672
                                                                                                      ------------
     TOTAL PREFERRED STOCKS (COST $8,707,686) ..........                                                 8,277,043
                                                                                                      ------------
   a SHORT TERM INVESTMENTS (COST $6,142,512) 3.8%
     Franklin Institutional Fiduciary Trust Money Market Portfolio                          6,142,512    6,142,512
                                                                                                      ------------
     TOTAL INVESTMENTS (COST $157,936,302) 98.1% .......                                               158,233,160
     OTHER ASSETS, LESS LIABILITIES 1.9% ...............                                                 3,041,358
                                                                                                      ------------
     TOTAL NET ASSETS 100.0% ...........................                                              $161,274,518
                                                                                                      ============



*Non-income producing.
a The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.

                                            See notes to financial statements.

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2002 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $157,936,302) ...............................     $158,233,160
 Cash ..................................................................................          347,734
 Receivables:
  Investment securities sold ...........................................................        4,073,492
  Dividends and interest ...............................................................          280,635
                                                                                             ------------
      Total assets .....................................................................      162,935,021
                                                                                             ------------
Liabilities:
 Payables:
  Investment securities purchased ......................................................        1,349,956
  To affiliates ........................................................................          172,097
 Accrued expenses ......................................................................          138,450
                                                                                             ------------
      Total liabilities ................................................................        1,660,503
                                                                                             ------------
Net assets, at value ...................................................................     $161,274,518
                                                                                             ============
Net assets consist of:
 Undistributed net investment income ...................................................     $    479,309
 Net unrealized appreciation ...........................................................          296,858
 Accumulated net realized loss .........................................................      (44,295,460)
 Capital shares ........................................................................      204,793,811
                                                                                             ------------
Net assets, at value ...................................................................     $161,274,518
                                                                                             ============

Net asset value per share ($161,274,518 / 17,656,437 shares outstanding) ...............            $9.13
                                                                                             ============

                                            See notes to financial statements.

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $156,826)
 Dividends .................................................................    $ 1,891,656
 Interest ..................................................................         15,187
                                                                                -----------
      Total investment income ..............................................                 $  1,906,843

Expenses:
 Management fees (Note 3) ..................................................        901,545
 Administrative fees (Note 3) ..............................................        111,786
 Transfer agent fees .......................................................         35,500
 Custodian fees ............................................................         77,300
 Reports to shareholders ...................................................         13,500
 Registration and filing fees ..............................................         33,250
 Professional fees .........................................................          4,800
 Directors' fees and expenses ..............................................         22,500
 Other .....................................................................          1,700
                                                                                -----------
      Total expenses .......................................................                    1,201,881
                                                                                              -----------
          Net investment income ............................................                      704,962
                                                                                              -----------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ..............................................................    (11,257,619)
  Foreign currency transactions ............................................       (218,376)
                                                                                -----------
      Net realized loss ....................................................                  (11,475,995)
 Net unrealized appreciation on:
  Investments ..............................................................     17,491,495
  Translation of assets and liabilities denominated in foreign currencies ..         70,733
                                                                                -----------
      Net unrealized appreciation on investments ...........................                   17,562,228
                                                                                              -----------
Net realized and unrealized gain ...........................................                    6,086,233
                                                                                              -----------
Net increase in net assets resulting from operations .......................                  $ 6,791,195
                                                                                              ===========

                                            See notes to financial statements.

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)
AND THE YEAR ENDED AUGUST 31, 2001

                                                                          SIX MONTHS ENDED    YEAR ENDED
                                                                          FEBRUARY 28, 2002 AUGUST 31, 2001
                                                                         ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................   $    704,962    $  2,150,761
  Net realized loss from investments and foreign currency transactions ...    (11,475,995)    (28,591,908)
  Net unrealized appreciation (depreciation) on investments and translation of ........................................................
 assets and liabilities denominated in foreign currencies ................     17,562,228     (17,329,118)
                                                                             ----------------------------
      Net increase (decrease) in net assets resulting from operations ....      6,791,195     (43,770,265)

Distributions to shareholders from net investment income .................     (1,894,536)     (1,816,847)
                                                                             ----------------------------
      Net increase (decrease) in net assets ..............................      4,896,659     (45,587,112)

Net assets:
 Beginning of period .....................................................    156,377,859     201,964,971
                                                                             ----------------------------
 End of period ...........................................................   $161,274,518    $156,377,859
                                                                             ============================
Undistributed net investment income included in net assets:
 End of period ...........................................................   $    479,309    $  1,668,883
                                                                             ============================


                                            See notes to financial statements.
20

TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, diversified investment company. The Fund seeks long-term capital appreciation by investing mainly in emerging country equity securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL SHARES

On November 29, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.

At February 28, 2002, there were 30 million shares authorized ($0.01 par value). During the period ended February 28, 2002 and the year ended August 31, 2001, there were no share transactions.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the Fund's average daily net assets. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund pays an administrative fee monthly to FT Services at an annual rate of 0.15% per year of the Fund's average daily net assets.

TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)



4. INCOME TAXES

At February 28, 2002, the cost of investments and net unrealized depreciation for income tax purposes were as follows:

                 Cost of investments ......................   $159,453,876
                                                              -------------
                 Unrealized appreciation ..................     18,651,656
                 Unrealized depreciation ..................    (19,872,372)
                                                              -------------
                 Net unrealized depreciation ..............   $ (1,220,716)
                                                              =============


Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

At August 31, 2001, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2000 of $25,355,976 and $299,663 respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2002.

At August 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2008 .............................   $1,056,614
                  2009 .............................    2,373,131
                                                       ----------
                                                       $3,429,745
                                                       ==========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2002 aggregated $68,039,128 and $45,727,722, respectively.

TEMPLETON EMERGING MARKETS FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Company" and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON EMERGING MARKETS FUND, INC.

TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com










SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Fund, Inc. are traded on the New York Stock Exchange under the symbol "EMF." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICEDIRECT(SM). For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Emerging Markets Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

  [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)    100 Fountain Parkway
   INVESTMENTS              P.O. Box 33030
                            St. Petersburg, FL 33733-8030






SEMIANNUAL REPORT
TEMPLETON EMERGING MARKETS FUND, INC.

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


TLEMF S2002 04/02  [LOGO OMITTED] Printed on recycled paper